Exhibit 99.2

Fourth Quarter & Fiscal Year 2006 Earnings Conference Call March 8, 2006 Fourth Quarter & Fiscal Year 2006 Earnings Conference Call March 8, 2006

This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, TiVo’s business development strategies, current and future partnerships, the expected future deployment and availability of the TiVo service, future
TiVo service features and advertising technologies, and other factors that may affect future earnings or financial results. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “believe,” “expect,” “may,” “will,” “intend,”
“estimate,” “continue,” or similar expressions or the negative of those terms or expressions.
Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development and deployment of competitive service offerings and a lack of market acceptance of the TiVo service, as well as the “Factors That May Affect Future Operating Results” included from time to time in the Company’s public reports filed with the Securities and Exchange
Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo disclaims any obligation to update these forward-looking statements.
This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, TiVo’s business development strategies, current and future partnerships, the expected future deployment and availability of the TiVo service, future
TiVo service features and advertising technologies, and other factors that may affect future earnings or financial results. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “believe,” “expect,” “may,” “will,” “intend,”
“estimate,” “continue,” or similar expressions or the negative of those terms or expressions.
Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development and deployment of competitive service offerings and a lack of market acceptance of the TiVo service, as well as the “Factors That May Affect Future Operating Results” included from time to time in the Company’s public reports filed with the Securities and Exchange
Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo disclaims any obligation to update these forward-looking statements.
Forward Looking Statements

Agenda
Agenda
Tom Rogers, President & CEO
-
Highlights
-
New Pricing Initiative
-
Feature Differentiation
-
Distribution Update
Dave Courtney, EVP & Chief Financial Officer
-
Operational Highlights
-
Financial Metrics
-
Financial Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance
Tom Rogers, President & CEO
-
Highlights
-
New Pricing Initiative
-
Feature Differentiation
-
Distribution Update
Dave Courtney, EVP & Chief Financial Officer
-
Operational Highlights
-
Financial Metrics
-
Financial Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance

Highlights
Highlights
Almost 4.4 million subscriptions
First year of positive cash flow from
operations
Best on-line TiVo.com quarter in history
New subscriptions commit to minimum one
year of the TiVo service; lowers churn
Almost 4.4 million subscriptions
First year of positive cash flow from
operations
Best on-line TiVo.com quarter in history
New subscriptions commit to minimum one
year of the TiVo service; lowers churn

New Bundled Pricing
Options
New Bundled Pricing
Options
One year commitment:     $19.95 $224
Two year commitment:     $18.95 $369
Three year commitment:  $16.95 $469
-
No upfront cost
One year commitment:     $19.95 $224
Two year commitment:     $18.95 $369
Three year commitment:  $16.95 $469
-
No upfront cost
Monthly Fee
Pre Pay

TiVo
®
KidZone
TiVo
®
KidZone
Parental Control
-
Provides parents with freedom and flexibility to
choose quality programming for children
Partners
-
Common Sense Media
-
The Parents Television Council
Parental Control
-
Provides parents with freedom and flexibility to
choose quality programming for children
Partners
-
Common Sense Media
-
The Parents Television Council

Distribution
Distribution
.
-
Demo at Consumer Electronics Show
-
On track for rollout by year end
.
-
New TiVo Mobile application will allow TiVo subscribers to
schedule recordings directly from some Verizon mobile
handsets
.
-
Family oriented consumer appeal creates a compelling
destination for TiVo KidZone
.
-
Demo at Consumer Electronics Show
-
On track for rollout by year end
.
-
New TiVo Mobile application will allow TiVo subscribers to
schedule recordings directly from some Verizon mobile
handsets
.
-
Family oriented consumer appeal creates a compelling
destination for TiVo KidZone

Differentiation Differentiation TiVo DVR SERVICES ADVERTISING BROADBAND CONTENT DIGITAL DEVICE INTEGRATION 8

Agenda
Agenda
Tom Rogers, President & Chief Executive Officer
-
Highlights
-
New Pricing Initiative
-
Feature Differentiation
-
Distribution Update
Dave Courtney, EVP & Chief Financial Officer
-
Operational Highlights
-
Financial Metrics
-
Financial Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance
Tom Rogers, President & Chief Executive Officer
-
Highlights
-
New Pricing Initiative
-
Feature Differentiation
-
Distribution Update
Dave Courtney, EVP & Chief Financial Officer
-
Operational Highlights
-
Financial Metrics
-
Financial Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance

Operational Highlights
Operational Highlights
TiVo-Owned Monthly Churn¹
.9%
Total Subscription Net Additions¹
356,000
TiVo-Owned Subscription Net Additions¹
183,000
Churn – %  of Subscriptions cancelled
SAC – Subscription Acquisition Cost
1  For definitions and reconciliations, please see TiVo’s Fourth Quarter & Year End 2006 Press Release Dated March 8, 2006.
TiVo-Owned Subscription Gross Additions¹
221,000

Q4 Financial Metrics
Q4 Financial Metrics
Service & Technology Revenues      $ 47mm          37%
Hardware Revenue                           $ 32mm        (36)%
Operating Expense $ 33mm          23%
Net Loss $(20)mm        42%
Cash and Investments                       $104mm         (2)%
Gross Margin $ 13mm          N/M
For definitions and reconciliations, please see TiVo’s Fourth Quarter & Year End 2006 Press Release Dated March 8, 2006.
% Change vs
4Q Last Year
Cash Flow from Operations               $  16mm        (12)%

FY’06 Financial Metrics
FY’06 Financial Metrics
Service & Technology Revenues      $171mm          48%
Hardware Revenue                           $  72mm        (35)%
Operating Expense                            $114mm         25%
Net Loss                                              $(34)mm    57%
Cash and Investments                        $104mm         (2)%
Gross Margin $  77mm          N/M
For definitions and reconciliations, please see TiVo’s Fourth Quarter & Year End 2006 Press Release Dated March 8, 2006.
% Change vs
FY’05
Cash Flow From Operations               $    3mm N/M

Subscription Acquisition Costs
Subscription Acquisition Costs
$106
$116
$139
$174
$182
$180
$178 $178
$191
$0
$50
$100
$150
$200
$250
$300
Jan '04 Apr '04 Jul '04 Oct '04 Jan '05 Apr '05 Jul '05 Oct '05 Jan '06
SAC (current quarter) SAC (trailing 12 months)
$106
$116
$139
$174
$182
$180
$178 $178
$191
$0
$50
$100
$150
$200
$250
$300
Jan '04 Apr '04 Jul '04 Oct '04 Jan '05 Apr '05 Jul '05 Oct '05 Jan '06
SAC (current quarter) SAC (trailing 12 months)
$157

For definitions and reconciliations, please see TiVo’s Fourth Quarter & Year End 2006 Press Release Dated March 8, 2006 and quarterly and annual SEC Filings.

Guidance – Q1’07
Guidance – Q1’07
Q1 Service and Tech Revenues $48 - 50 mm
Q1 Net Loss $(19) - $(22) mm

For definitions and reconciliations, please see TiVo’s Fourth Quarter & Year End 2006 Press Release Dated March 8, 2006.

Factors Influencing Q1 Guidance Factors Influencing Q1 Guidance Included Included In 1Q’06 In 1Q’07 Trial Litigation Expenses New Bundled Pricing Lower Rebate Redemption Stock Option Expensing 15

Agenda
Agenda
Tom Rogers, President & Chief Executive Officer
-
Highlights
-
New Pricing Initiative
-
Feature Differentiation
-
Distribution Update
Dave Courtney, EVP & Chief Financial Officer
-
Operational Highlights
-
Financial Metrics
-
Financial Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance
Tom Rogers, President & Chief Executive Officer
-
Highlights
-
New Pricing Initiative
-
Feature Differentiation
-
Distribution Update
Dave Courtney, EVP & Chief Financial Officer
-
Operational Highlights
-
Financial Metrics
-
Financial Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance